UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 16, 2005

                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                        1-8712                     62-0721803
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                  File Number)             Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
Item 1.01 Entry into a Material Definitive Agreement

     On December 16, 2005, Bowater amended its Retirement Plan for Outside Directors. This amendment specifies (1) that benefits shall be distributed in a lump sum to participants who retire and (2) a method for determining the interest rate for calculating the lump sum benefit. A copy of the amendment, which became effective as of December 1, 2005, is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BOWATER INCORPORATED

                                       (Registrant)

Date:  December 20, 2005               By:    /s/ William G. Harvey
                                             ---------------------
                                       Name:    William G. Harvey
                                       Title:   Senior Vice President and
                                                Chief Financial Officer

                                    EXHIBITS

         99.1     Amendment to Retirement Plan for Outside Directors.